                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                    Distribution Date: 2/17/2004

Section 5.2 - Supplement                                            Class A          Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                         1,150,000,000.00           0.00   82,143,190.00    1,232,143,190.00

(ii)      Monthly Interest Distributed                              1,254,458.33     122,107.21      197,656.78        1,574,222.33
          Deficiency Amounts                                                0.00           0.00                                0.00
          Additional Interest                                               0.00           0.00                                0.00
          Accrued and Unpaid Interest                                                                      0.00                0.00

          Collections of Principal
(iii)     Receivables                                             170,535,127.19  14,211,211.17   18,271,670.19      203,018,008.55

(iv)      Collections of Finance Charge Receivables                13,860,232.99   1,155,015.40    1,485,028.98       16,500,277.37

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                             Investor Interest  1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00
                                             Adjusted Interest  1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00

                                                   Series
          Floating Investor Percentage                   3.87%            84.00%          7.00%           9.00%             100.00%
          Fixed Investor Percentage                      3.87%            84.00%          7.00%           9.00%             100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  95.41%
                    30 to 59 days                                                                                             1.39%
                    60 to 89 days                                                                                             1.04%
                    90 or more days                                                                                           2.16%
                                                                                                                  ------------------
                                               Total Receivables                                                            100.00%

(vii)     Investor Default Amount                                   6,003,707.02     500,307.18      643,256.06        7,147,270.26

(viii)    Investor Charge-Offs                                              0.00           0.00            0.00                0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                        0.00           0.00            0.00

(x)       Net Servicing Fee                                           958,333.33      79,860.83      102,678.85        1,140,873.02

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.97%

(xii)     Reallocated Monthly Principal                                                    0.00            0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                      0.00  95,833,000.00   41,071,429.00      136,904,429.00

(xiv)     LIBOR                                                                                                            1.10000%

(xv)      Principal Funding Account Balance                                                                                    0.00

(xvii)    Accumulation Shortfall                                                                                               0.00

(xviii)   Principal Funding Investment Proceeds                                                                                0.00

(xx)      Principal Investment Funding Shortfall                                                                               0.00

(xxi)     Available Funds                                          12,906,095.65   1,075,154.56    1,382,350.13       15,363,600.34

(xxii)    Certificate Rate                                              1.19000%       1.39000%        1.75000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

               By:
                   --------------------------
             Name: Patricia M. Garvey
            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A         Class B       Collateral                    Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                               0.00            0.00           0.00                      0.00

(ii)      Monthly Interest Distributed                          866,250.00       85,364.58     162,053.57              1,113,668.15
          Deficiency Amounts                                          0.00            0.00                                     0.00
          Additional Interest                                         0.00            0.00                                     0.00
          Accrued and Unpaid Interest                                                                0.00                      0.00

(iii)     Collections of Principal Receivables              111,218,561.21    9,268,213.43  11,916,274.44            132,403,049.08

(iv)      Collections of Finance Charge Receivables           9,039,282.38      753,273.53     968,494.54             10,761,050.46

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                         Investor Interest  750,000,000.00   62,500,000.00  80,357,143.00            892,857,143.00
                                         Adjusted Interest  750,000,000.00   62,500,000.00  80,357,143.00            892,857,143.00

                                                Series
          Floating Investor Percentage               2.52%          84.00%           7.00%          9.00%                   100.00%
          Fixed Investor Percentage                  2.52%          84.00%           7.00%          9.00%                   100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                   95.41%
                   30 to 59 days                                                                                              1.39%
                   60 to 89 days                                                                                              1.04%
                   90 or more days                                                                                            2.16%
                                                                                                                  ------------------
                                            Total Receivables                                                               100.00%

(vii)     Investor Default Amount                             3,915,461.10      326,288.42     419,513.69              4,661,263.21

(viii)    Investor Charge-Offs                                        0.00            0.00           0.00                      0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00           0.00

(x)       Net Servicing Fee                                     625,000.00       52,083.33      66,964.29                744,047.62

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                               0.00           0.00                      0.00

(xiii)    Closing Investor Interest (Class A Adjusted)      750,000,000.00   62,500,000.00  80,357,143.00            892,857,143.00

(xiv)     LIBOR                                                                                                            1.10000%

(xv)      Principal Funding Account Balance                                                                                    0.00

(xvii)    Accumulation Shortfall                                                                                               0.00

(xviii)   Principal Funding Investment Proceeds                                                                                0.00

(xx)      Principal Investment Funding Shortfall                                                                               0.00

(xxi)     Available Funds                                     8,414,282.38      701,190.20     901,530.26             10,017,002.84

(xxii)    Certificate Rate                                        1.26000%        1.49000%       2.30000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                     0.00                               0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                         4,717,500.00
          Class B Note Interest Requirement                                           279,708.54
          Net Class C Note Interest Requirement                                        98,863.28                       5,096,071.83

(iii)     Collections of Principal Receivables                                                                       143,236,160.61

(iv)      Collections of Finance Charge Receivables                                                                   11,641,511.00

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                       Investor Interest                                                             965,910,000.00
                                       Adjusted Interest                                                             965,910,000.00


          Floating Investor Percentage                                                                                        2.73%
          Fixed Investor Percentage                                                                                           2.73%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                           -------------------------
                                                          Total Receivables                                                 100.00%

(vii)     Investor Default Amount                                                                                      5,042,644.04

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              804,925.00

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.97%

(xii)     Portfolio Supplemented Yield                                                                                        9.44%

(xiii)    Reallocated Monthly Principal                                                                                        0.00

(xiv)     Accumulation Shortfall                                                                                               0.00

(xv)      Principal Funding Investment Proceeds                                                                                0.00

(xvi)     Principal Funding Investment Shortfall                                                                               0.00

(xvii)    Available Investor Finance Charge Collections                                                               10,839,422.88

(xviii)   Note Rate                                       Class A                       6.66000%
                                                          Class B                       6.95000%
                                                          Class C                       2.05000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          873,125.00
          Class B Note Interest Requirement                                           83,072.92
          Net Class C Note Interest Requirement                                      128,283.59                        1,084,481.50

(iii)     Collections of Principal Receivables                                                                       132,403,027.87

(iv)      Collections of Finance Charge Receivables                                                                   10,761,048.74

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            892,857,000.00
                                        Adjusted Interest                                                            892,857,000.00


          Floating Investor Percentage                                                                                        2.52%
          Fixed Investor Percentage                                                                                           2.52%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      4,661,262.47

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              744,047.50

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               10,017,001.24

(xxii)    Note Rate                                        Class A                     1.27000%
                                                           Class B                     1.45000%
                                                           Class C                     1.83000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          845,625.00
          Class B Note Interest Requirement                                           83,072.92
          Net Class C Note Interest Requirement                                      126,073.77                        1,054,771.69

(iii)     Collections of Principal Receivables                                                                       132,403,027.87

(iv)      Collections of Finance Charge Receivables                                                                   10,761,048.74

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            892,857,000.00
                                        Adjusted Interest                                                            892,857,000.00


          Floating Investor Percentage                                                                                        2.52%
          Fixed Investor Percentage                                                                                           2.52%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      4,661,262.47

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              744,047.50

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               10,017,001.24

(xxii)    Note Rate                                        Class A                     1.23000%
                                                           Class B                     1.45000%
                                                           Class C                     1.80000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          811,580.00
          Class B Note Interest Requirement                                           81,812.50
          Net Class C Note Interest Requirement                                      130,541.19                        1,023,933.69

(iii)     Collections of Principal Receivables                                                                       126,047,702.70

(iv)      Collections of Finance Charge Receivables                                                                   10,244,520.04

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            850,000,000.00
                                        Adjusted Interest                                                            850,000,000.00


          Floating Investor Percentage                                                                                        2.40%
          Fixed Investor Percentage                                                                                           2.40%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      4,437,522.58

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              708,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                                9,536,186.70

(xxii)    Note Rate                                        Class A                     1.24000%
                                                           Class B                     1.50000%
                                                           Class C                     1.95000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          559,166.67
          Class B Note Interest Requirement                                           55,763.00
          Net Class C Note Interest Requirement                                       93,871.82                          708,801.49

(iii)     Collections of Principal Receivables                                                                        88,268,685.25

(iv)      Collections of Finance Charge Receivables                                                                    7,174,032.49

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            595,238,000.00
                                        Adjusted Interest                                                            595,238,000.00


          Floating Investor Percentage                                                                                        1.68%
          Fixed Investor Percentage                                                                                           1.68%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      3,107,508.31

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              496,031.67

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                                6,678,000.82

(xxii)    Note Rate                                        Class A                     1.22000%
                                                           Class B                     1.46000%
                                                           Class C                     2.00000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          804,375.00
          Class B Note Interest Requirement                                           82,500.00
          Net Class C Note Interest Requirement                                      137,122.86                        1,023,997.86

(iii)     Collections of Principal Receivables                                                                       132,403,027.87

(iv)      Collections of Finance Charge Receivables                                                                   10,761,048.74

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            892,857,000.00
                                        Adjusted Interest                                                            892,857,000.00


          Floating Investor Percentage                                                                                        2.52%
          Fixed Investor Percentage                                                                                           2.52%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      4,661,262.47

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              744,047.50

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               10,017,001.24

(xxii)    Note Rate                                        Class A                     1.17000%
                                                           Class B                     1.44000%
                                                           Class C                     1.95000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Distribution allocable to:
          Class A Note Interest Requirement                                          942,711.00
          Class B Note Interest Requirement                                           94,966.67
          Net Class C Note Interest Requirement                                      157,702.93                        1,195,380.60

(iii)     Collections of Principal Receivables                                                                       148,291,414.95

(iv)      Collections of Finance Charge Receivables                                                                   12,052,376.51

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,000,000,000.00
                                        Adjusted Interest                                                          1,000,000,000.00


          Floating Investor Percentage                                                                                        2.83%
          Fixed Investor Percentage                                                                                           2.83%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,220,614.80

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              833,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               11,219,043.18

(xxii)    Note Rate                                        Class A                     5.50000%
                                                           Class B                     1.48000%
                                                           Class C                     2.00000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,386,000.00
         Class B Note Interest Requirement                                           149,187.50
         Net Class C Note Interest Requirement                                       248,929.33                        1,784,116.83

(iii)    Collections of Principal Receivables                                                                        222,437,122.42

(iv)     Collections of Finance Charge Receivables                                                                    18,078,564.77

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,500,000,000.00
                                      Adjusted Interest                                                            1,500,000,000.00


         Floating Investor Percentage                                                                                         4.24%
         Fixed Investor Percentage                                                                                            4.24%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       7,830,922.20

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                16,828,564.77

(xxii)   Note Rate                                       Class A                       1.20000%
                                                         Class B                       1.55000%
                                                         Class C                       2.10000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,136,520.00
         Class B Note Interest Requirement                                           121,660.00
         Net Class C Note Interest Requirement                                       209,043.46                        1,467,223.46

(iii)    Collections of Principal Receivables                                                                        177,949,697.93

(iv)     Collections of Finance Charge Receivables                                                                    14,462,851.81

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,200,000,000.00
                                      Adjusted Interest                                                            1,200,000,000.00


         Floating Investor Percentage                                                                                         3.39%
         Fixed Investor Percentage                                                                                            3.39%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       6,264,737.76

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                13,462,851.81

(xxii)   Note Rate                                       Class A                       1.23000%
                                                         Class B                       1.58000%
                                                         Class C                       2.20000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          924,000.00
          Class B Note Interest Requirement                                           95,608.33
          Net Class C Note Interest Requirement                                      164,302.93                        1,183,911.26

(iii)     Collections of Principal Receivables                                                                       148,291,414.95

(iv)      Collections of Finance Charge Receivables                                                                   12,052,376.51

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,000,000,000.00
                                        Adjusted Interest                                                          1,000,000,000.00


          Floating Investor Percentage                                                                                        2.83%
          Fixed Investor Percentage                                                                                           2.83%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,220,614.80

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              833,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               11,219,043.18

(xxii)    Note Rate                                        Class A                     1.20000%
                                                           Class B                     1.49000%
                                                           Class C                     2.08000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,239,700.00
         Class B Note Interest Requirement                                           128,461.67
         Net Class C Note Interest Requirement                                       220,784.06                        1,588,945.73

(iii)    Collections of Principal Receivables                                                                        207,607,980.92

(iv)     Collections of Finance Charge Receivables                                                                    16,873,327.12

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,400,000,000.00
                                      Adjusted Interest                                                            1,400,000,000.00


         Floating Investor Percentage                                                                                         3.96%
         Fixed Investor Percentage                                                                                            3.96%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       7,308,860.72

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                15,706,660.45

(xxii)   Note Rate                                       Class A                       1.15000%
                                                         Class B                       1.43000%
                                                         Class C                       2.00000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,466,850.00
         Class B Note Interest Requirement                                           149,187.50
         Net Class C Note Interest Requirement                                       252,641.83                        1,868,679.33

(iii)    Collections of Principal Receivables                                                                        222,437,122.42

(iv)     Collections of Finance Charge Receivables                                                                    18,078,564.77

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,500,000,000.00
                                      Adjusted Interest                                                            1,500,000,000.00


         Floating Investor Percentage                                                                                         4.24%
         Fixed Investor Percentage                                                                                            4.24%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       7,830,922.20

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                16,828,564.77

(xxii)   Note Rate                                       Class A                       1.27000%
                                                         Class B                       1.55000%
                                                         Class C                       2.13000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,328,250.00
         Class B Note Interest Requirement                                           135,712.50
         Net Class C Note Interest Requirement                                       229,129.33                        1,693,091.83

(iii)    Collections of Principal Receivables                                                                        222,437,122.42

(iv)     Collections of Finance Charge Receivables                                                                    18,078,564.77

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,500,000,000.00
                                      Adjusted Interest                                                            1,500,000,000.00


         Floating Investor Percentage                                                                                         4.24%
         Fixed Investor Percentage                                                                                            4.24%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       7,830,922.20

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                16,828,564.77

(xxii)   Note Rate                                       Class A                       1.15000%
                                                         Class B                       1.41000%
                                                         Class C                       1.94000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          924,000.00
          Class B Note Interest Requirement                                           93,683.33
          Net Class C Note Interest Requirement                                      161,827.93                        1,179,511.26

(iii)     Collections of Principal Receivables                                                                       148,291,414.95

(iv)      Collections of Finance Charge Receivables                                                                   12,052,376.51

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,000,000,000.00
                                        Adjusted Interest                                                          1,000,000,000.00


          Floating Investor Percentage                                                                                        2.83%
          Fixed Investor Percentage                                                                                           2.83%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                          --------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,220,614.80

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              833,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               11,219,043.18

(xxii)    Note Rate                                        Class A                     1.20000%
                                                           Class B                     1.46000%
                                                           Class C                     2.05000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          982,520.00
          Class B Note Interest Requirement                                          102,345.83
          Net Class C Note Interest Requirement                                      187,085.68                        1,271,951.51

(iii)     Collections of Principal Receivables                                                                       163,120,556.44

(iv)      Collections of Finance Charge Receivables                                                                   13,257,614.16

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,100,000,000.00
                                        Adjusted Interest                                                          1,100,000,000.00


          Floating Investor Percentage                                                                                        3.11%
          Fixed Investor Percentage                                                                                           3.11%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,742,676.28

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              916,666.67

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               12,340,947.50

(xxii)    Note Rate                                        Class A                     1.16000%
                                                           Class B                     1.45000%
                                                           Class C                     2.15000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          704,550.00
          Class B Note Interest Requirement                                           73,631.25
          Net Class C Note Interest Requirement                                      139,933.43                          918,114.68

(iii)     Collections of Principal Receivables                                                                       111,218,561.21

(iv)      Collections of Finance Charge Receivables                                                                    9,039,282.38

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            750,000,000.00
                                        Adjusted Interest                                                            750,000,000.00


          Floating Investor Percentage                                                                                        2.12%
          Fixed Investor Percentage                                                                                           2.12%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      3,915,461.10

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              625,000.00

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                                8,414,282.38

(xxii)    Note Rate                                        Class A                     1.22000%
                                                           Class B                     1.53000%
                                                           Class C                     2.35000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          982,520.00
          Class B Note Interest Requirement                                          103,757.50
          Net Class C Note Interest Requirement                                      191,623.18                        1,277,900.68

(iii)     Collections of Principal Receivables                                                                       163,120,556.44

(iv)      Collections of Finance Charge Receivables                                                                   13,257,614.16

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,100,000,000.00
                                        Adjusted Interest                                                          1,100,000,000.00


          Floating Investor Percentage                                                                                        3.11%
          Fixed Investor Percentage                                                                                           3.11%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,742,676.28

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              916,666.67

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               12,340,947.50

(xxii)    Note Rate                                        Class A                     1.16000%
                                                           Class B                     1.47000%
                                                           Class C                     2.20000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,328,250.00
         Class B Note Interest Requirement                                           141,487.50
         Net Class C Note Interest Requirement                                       261,304.32                      1,731,041.82

(iii)    Collections of Principal Receivables                                                                      222,437,122.42

(iv)     Collections of Finance Charge Receivables                                                                  18,078,564.77

(v)      Aggregate Amount of Principal Receivables                                                              35,384,843,350.77

                                      Investor Interest                                                          1,500,000,000.00
                                      Adjusted Interest                                                          1,500,000,000.00


         Floating Investor Percentage                                                                                       4.24%
         Fixed Investor Percentage                                                                                          4.24%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                              95.41%
                      30 to 59 days                                                                                         1.39%
                      60 to 89 days                                                                                         1.04%
                      90 or more days                                                                                       2.16%
                                                                                                         -------------------------
                                                         Total Receivables                                                100.00%

(vii)    Investor Default Amount                                                                                     7,830,922.20

(viii)   Investor Charge-Offs                                                                                                0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                     0.00

(x)      Net Servicing Fee                                                                                           1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                   7.96%

(xii)    Reallocated Monthly Principal                                                                                       0.00

(xiii)   Accumulation Shortfall                                                                                              0.00

(xiv)    Principal Funding Investment Proceeds                                                                               0.00

(xv)     Principal Funding Investment Shortfall                                                                              0.00

(xvi)    Available Investor Finance Charge Collections                                                              16,828,564.77

(xxii)   Note Rate                                       Class A                       1.15000%
                                                         Class B                       1.47000%
                                                         Class C                       2.20000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,248,478.00
         Class B Note Interest Requirement                                           124,675.83
         Net Class C Note Interest Requirement                                       255,541.86                        1,628,695.69

(iii)    Collections of Principal Receivables                                                                        198,710,496.03

(iv)     Collections of Finance Charge Receivables                                                                    16,150,184.53

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,340,000,000.00
                                      Adjusted Interest                                                            1,340,000,000.00


         Floating Investor Percentage                                                                                         3.79%
         Fixed Investor Percentage                                                                                            3.79%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       6,995,623.83

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,116,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                15,033,517.86

(xxii)   Note Rate                                       Class A                       1.21000%
                                                         Class B                       1.45000%
                                                         Class C                       2.40000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,327,672.50
         Class B Note Interest Requirement                                           132,584.38
         Net Class C Note Interest Requirement                                       245,887.89                        1,706,144.77

(iii)    Collections of Principal Receivables                                                                        211,315,266.30

(iv)     Collections of Finance Charge Receivables                                                                    17,174,636.53

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            1,425,000,000.00
                                      Adjusted Interest                                                            1,425,000,000.00


         Floating Investor Percentage                                                                                         4.03%
         Fixed Investor Percentage                                                                                            4.03%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                       7,439,376.09

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,187,500.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                15,987,136.53

(xxii)   Note Rate                                       Class A                       1.21000%
                                                         Class B                       1.45000%
                                                         Class C                       2.18000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-4

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          748,055.00
          Class B Note Interest Requirement                                           81,411.46
          Net Class C Note Interest Requirement                                      135,268.97                          964,735.42

(iii)     Collections of Principal Receivables                                                                       107,511,275.84

(iv)      Collections of Finance Charge Receivables                                                                    8,737,972.97

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                            725,000,000.00
                                        Adjusted Interest                                                            725,000,000.00


          Floating Investor Percentage                                                                                        2.05%
          Fixed Investor Percentage                                                                                           2.05%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                          --------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      3,784,945.73

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              604,166.67

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                                8,133,806.30

(xxii)    Note Rate                                        Class A                     1.34000%
                                                           Class B                     1.75000%
                                                           Class C                     2.35000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-5

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00                                0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement                                          939,400.00
          Class B Note Interest Requirement                                           91,758.33
          Net Class C Note Interest Requirement                                      159,352.93                        1,190,511.26

(iii)     Collections of Principal Receivables                                                                       148,291,414.95

(iv)      Collections of Finance Charge Receivables                                                                   12,052,376.51

(v)       Aggregate Amount of Principal Receivables                                                               35,384,843,350.77

                                        Investor Interest                                                          1,000,000,000.00
                                        Adjusted Interest                                                          1,000,000,000.00


          Floating Investor Percentage                                                                                        2.83%
          Fixed Investor Percentage                                                                                           2.83%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                               95.41%
                       30 to 59 days                                                                                          1.39%
                       60 to 89 days                                                                                          1.04%
                       90 or more days                                                                                        2.16%
                                                                                                         ---------------------------
                                                           Total Receivables                                                100.00%

(vii)     Investor Default Amount                                                                                      5,220,614.80

(viii)    Investor Charge-Offs                                                                                                 0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                      0.00

(x)       Net Servicing Fee                                                                                              833,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                    7.96%

(xii)     Reallocated Monthly Principal                                                                                        0.00

(xiii)    Accumulation Shortfall                                                                                               0.00

(xiv)     Principal Funding Investment Proceeds                                                                                0.00

(xv)      Principal Funding Investment Shortfall                                                                               0.00

(xvi)     Available Investor Finance Charge Collections                                                               11,219,043.18

(xxii)    Note Rate                                        Class A                     1.22000%
                                                           Class B                     1.43000%
                                                           Class C                     2.02000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-6

                                                    Distribution Date: 2/17/2004
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                   Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                     0.00                                0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         1,863,400.00
         Class B Note Interest Requirement                                           186,083.33
         Net Class C Note Interest Requirement                                       298,905.73                        2,348,389.06

(iii)    Collections of Principal Receivables                                                                        296,582,829.89

(iv)     Collections of Finance Charge Receivables                                                                    24,104,753.02

(v)      Aggregate Amount of Principal Receivables                                                                35,384,843,350.77

                                      Investor Interest                                                            2,000,000,000.00
                                      Adjusted Interest                                                            2,000,000,000.00


         Floating Investor Percentage                                                                                         5.65%
         Fixed Investor Percentage                                                                                            5.65%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                95.41%
                      30 to 59 days                                                                                           1.39%
                      60 to 89 days                                                                                           1.04%
                      90 or more days                                                                                         2.16%
                                                                                                           -------------------------
                                                         Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                      10,441,229.59

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,666,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                     7.96%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                22,438,086.36

(xxii)   Note Rate                                       Class A                       1.21000%
                                                         Class B                       1.45000%
                                                         Class C                       1.90000%



------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------
         Name:  Patricia M. Garvey
         Title: Vice President